UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

HG Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34964	54-1272589
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2115 E. 7th Street, Suite 101
Charlotte, North Carolina 28204
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (850) 299-9296

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 27, 2025, HG Holdings, Inc. (the “Company”) amended its Restated Certificate of Incorporation (the “Certificate of Incorporation”) to permit stockholders to take action by less than unanimous written consent upon obtaining the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote were present and voted (the “Amendment”). The Certificate of Incorporation previously provided that any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at an annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, was signed by all the stockholders entitled to vote thereon. A detailed description of the Amendment is contained in the Company’s definitive proxy statement, as filed with the United States Securities and Exchange Commission (the “SEC”) on Schedule 14A on May 13, 2025.

The Amendment was approved by the Company’s board of directors on April 30, 2025, subject to stockholder approval, and approved by the Company’s stockholders at the Company’s Annual Meeting (as defined below), as further described in Item 5.07 below.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07.          Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of Stockholders (the “Annual Meeting”) was held on June 26, 2025. At the Annual Meeting, the Company’s stockholders voted upon three proposals. The proposals are described in detail in the Company’s definitive proxy statement, as filed with the SEC on Schedule 14A on May 13, 2025. A brief description and the final vote results for each proposal follow. At the Annual Meeting, 1,871,316 shares of common stock, or 75.74% of the outstanding shares of common stock entitled to vote on each matter presented for vote at the Annual Meeting, were represented in person or by proxy.

1.	Election of one director to serve until the Company’s 2028 Annual Meeting of Stockholders:

Nominee	For	Withhold	Broker Non-Votes
Steven A. Hale II	1,871,299	17	0

As a result, Mr. Hale was elected to serve as a director for a term expiring at the Company’s 2028 Annual Meeting of Stockholders.

2.	Approval of the Amendment to the Certificate of Incorporation to permit stockholders to take action by less than unanimous written consent.

For	Against	Abstain	Broker Non-Votes
1,779,466	91,834	16	0

As a result, the Amendment was approved by the requisite vote of the Company’s stockholders.

3.	Advisory vote regarding the approval of compensation paid to the Company’s named executive officers for the year ended December 31, 2024:

For	Against	Abstain	Broker Non-Votes
1,866,596	537	4,183	0

As a result, the compensation of the Company’s named executive officers was approved by the requisite vote of the Company’s stockholders, on an advisory basis.

No other proposals were submitted to a vote of stockholders at the Annual Meeting.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation of HG Holdings, Inc., dated June 26, 2025.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HG HOLDINGS, INC.

Date: June 30, 2025	By:	/s/ Anna Lieb
		Name:	Anna Lieb
		Title:	Principal Financial and Accounting Officer